UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041
---------------------------------------------

GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017
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(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue
35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1:  REPORTS TO STOCKHOLDERS

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the

New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2010	2009
Net assets applicable to Common Stock -
December 31	$950,940,936	$864,323,372
Net investment income	5,626,730	3,400,143
Net realized gain	19,636,107	15,219,812
Net increase in unrealized appreciation	109,245,534	204,253,481
Distributions to Preferred Stockholders	(11,311,972)	(11,474,004)
Per Common Share-December 31
Net asset value	$31.26	$27.50
Market price	$26.82	$23.46
Discount from net asset value	-14.2%	-14.7%
Common Shares outstanding-Dec. 31	30,423,294	31,425,215
Common Stockholders of record-Dec. 31	3,504	3,689
Market price range* (high-low)	$26.85-$21.01	$24.21-$12.10
Market volume-shares	13,189,863	12,694,492
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary		Long-Term	Return of
Record Date	Payment Date	Income		Capital Gain	Capital	Total
Common Stock
Nov. 12, 2010	Dec. 23, 2010	$.113718	(a)	$.316282		$.430000
Total from 2010 earnings
(a) Includes short-term gains in the amount of $.033411 per share.

Nov. 13, 2009	Dec. 28, 2009	$.153697	(b)	$.186135	$.010168	$.350000
Total from 2009 earnings
(b) Includes short-term gains in the amount of $.050416 per share.

Preferred Stock
Mar. 8, 2010	Mar. 24, 2010	$.098348		$.273527		$.371875
Jun. 7, 2010	Jun. 24, 2010	.098348		.273527		.371875
Sept. 7, 2010	Sept. 24, 2010	.098348		.273527		.371875
Dec. 7, 2010	Dec. 27, 2010	.098348		.273527		.371875
Total for 2010		$.393392	(c)	$1.094108		$1.487500
(c) Includes short-term gains in the amount of $.115577 per share ($.02889425 per quarter).

Mar. 6, 2009	Mar. 24, 2009	$.163303		$.197768	$.010804	$.371875
Jun. 8, 2009	Jun. 24, 2009	.163303		.197768	.010804	.371875
Sept. 8, 2009	Sept. 24, 2009	.163303		.197768	.010804	.371875
Dec. 7, 2009	Dec. 24, 2009	.163303		.197768	.010804	.371875
Total for 2009		$.653212	(d)	$.791072	$.043216	$1.487500
(d) Includes short-term gains in the amount of $.21426756 per share ($.05356689 per quarter).

General American Investors Company, Inc. 100 Park Avenue, New York, NY 10017 (212) 916-8400 (800) 436-8401 E-mail: InvestorRelations@gainv.com www.generalamericaninvestors.com

General American Investors’ net asset value (NAV)				While it seems evident in the long-term that a solution
per Common Share (assuming reinvestment of all				to America’s sizeable budget and trade deficits, short of
dividends) increased 15.3% for the year ended				selling more bonds and printing more money, must be
December 31, 2010. The U.S. stock market was up				found, such concerns may well be superseded by the
15.1% for the year, as measured by our benchmark, the				fear of inflation and constraints on trade as the year
Standard & Poor's 500 Stock Index (including income).				unfolds. With the price of oil flirting with $100 once
The return to our Common Stockholders increased by				again and commodity costs driving a surge in the price
16.2% and the discount at which our shares traded to				of food and other products, most notably in Asia, the
their NAV continued to fluctuate and on December 31,				investing environment could become more volatile.
2010, it was 14.2%.
Equity valuations appear to be reasonable, if not com-
The table that follows provides a comprehensive presen-				pelling, supported by agreeable interest rates, as the
tation of our performance and compares our returns on				dollar’s relative strength continues to facilitate the
an annualized basis with the S&P 500. Stockholder				Fed’s easy money stance. Additionally, we are encour-
return reflects widening in the discount to NAV to the				aged by the willingness of companies to raise dividends,
high end of its historic range, and may not fully				buy back shares or even to break themselves apart in
illustrate that over many years General American				order to create shareholder value. In this environment,
Investors has produced superior investment results.				we remain confident that the companies in our portfo-
	Stockholder Return			lio possess the requisite characteristics to generate
Years	(Market Value)	NAV Return	S&P 500	superior performance.

3	-6.2%	-4.6%	-2.9%	As part of an ongoing effort to maximize shareholder
5	0.9	1.0	2.2	value, over 4% of the Company’s shares were
10	2.6	2.7	1.4	repurchased in 2010 at an average discount to NAV of
20	11.9	11.5	9.1	14.6%. The Board of Directors has authorized
30	12.1	12.3	10.7	repurchases of Common Shares when they are trading
40	12.5	12.6	10.1	at a discount to NAV of at least 8%.
50	12.0	12.2	9.7
In December 2010, the Board of Directors renewed
authority originally granted in 2008 to repurchase up to
The market rally that began in the first part of 2009				1 million outstanding shares of its 5.95% Cumulative
continued through this year, with our portfolio partici-				Preferred Stock when the shares are trading at a market
pating fully in its rewards. Progress was uneven, but				price below the liquidation preference of $25.00 per
confidence improved markedly in the second half of				share.
the year as the fear of a double-dip recession receded
and a bipartisan agreement on taxes was achieved.				Information about the Company, including our
While the Fed’s effort to stabilize the housing market,				investment objectives, operating policies and procedures,
and hence consumer wealth, was not entirely success-				investment results, record of dividend payments, finan-
ful, the massive liquidity created in the process was				cial reports and press releases, etc., is available on our
supportive of equities. Easier financial conditions				website, which can be accessed at
buoyed consumer confidence, as reflected in holiday				www.generalamericaninvestors.com.
sales and a resurgent automobile industry.
By Order of the Board of Directors,
We enter the new year with Asia continuing to boom,				Spencer Davidson
Europe growing modestly, and domestic economic ex-
pansion more secure. Profit margins, while elevated,				Chairman of the Board
are likely to be maintained owing to an abundance of				President and Chief Executive Officer
capacity that exists in many parts of the economy.				January 19, 2011
Wage pressures should remain muted, reflecting the
prospect of stubbornly high unemployment in an envi-
ronment impacted by globalization and rapid
technological change.

	General American Investors,		As a closed-end investment
Corporate	established in 1927, is one	“GAM”	company, the Company does
Overview	of the nation’s oldest closed-	Common	not offer its shares continuously.
	end investment companies.	Stock	The Common Stock is listed on
	It is an independent organi-		The New York Stock Exchange
zation that is internally managed. For regu-			(symbol, GAM) and can be bought or sold in
latory purposes, the Company is classified			the same manner as all listed stocks. Net asset
as a diversified, closed-end management			value is computed and published on the
investment company; it is registered under			Company’s website daily (on an unaudited
and subject to the Investment Company			basis) and is also furnished upon request. It is
Act of 1940 and Sub-Chapter M of the			also available on most electronic quotation
Internal Revenue Code.			services using the symbol "XGAMX." Net asset
value per share (NAV), market price, and the
	The primary objective of		discount or premium from NAV as of the close
Investment	the Company is long-term		of each week, is published in Barron’s and The
Policy	capital appreciation. Lesser		Wall Street Journal, Monday edition.
emphasis is placed on cur-
	rent income. In seeking to		While shares of the Company usually sell at a
achieve its primary objective, the Company			discount to NAV, as do the shares of most
invests principally in common stocks			other domestic equity closed-end investment
believed by its management to have better			companies, they occasionally sell at a
than average growth potential.			premium over NAV. During 2010, the stock
sold at discounts to NAV which ranged from
The Company’s investment approach			11.5% (May 4) to 16.4% (July 22). At
focuses on the selection of individual			December 31, the price of the stock was at a
stocks, each of which is expected to meet a			discount of 14.2%.
clearly defined portfolio objective. A con-
tinuous investment research program,			Since March 1995, the Board of Directors has
which stresses fundamental security analy-			authorized the repurchase of Common Stock
sis, is carried on by the officers and staff of			in the open market when the shares trade at a
the Company under the oversight of the			discount to net asset value of at least 8%.
Board of Directors. The Directors have a
broad range of experience in business and			On September 24, 2003, the
financial affairs.		“GAM Pr B”	Company issued and sold in
		Preferred	an underwritten offering
		Stock	8,000,000 shares of its 5.95%
	Mr. Spencer Davidson,		Cumulative Preferred Stock,
Portfolio	Chairman of the Board,		Series B with a liquidation preference of $25
Manager	President and Chief		per share ($200,000,000 in the aggregate).
	Executive Officer, has		The Preferred Shares are rated "Aaa" by
	been responsible for the		Moody’s Investors Service, Inc. and are listed
management of the Company since August			and traded on The New York Stock Exchange
1995. Mr. Davidson, who joined the			(symbol, GAM Pr B). The Preferred Shares are
Company in 1994 as senior investment			available to leverage the investment
counselor, has spent his entire business ca-			performance of the Common Stockholders, it
reer on Wall Street since first joining an			may also result in higher market volatility for
investment and banking firm in 1966.			the Common Stockholders.

On December 10, 2008, the Board of Directors			The Company makes available
authorized the repurchase of up to 1 million		Direct	direct registration for its
Preferred Shares in the open market at prices		Registration	Common Shareholders. Direct
below $25 per share.			registration, which is an
element of the Investors
Dividend	The Company’s dividend and		Choice Plan administered by our transfer
and	distribution policy is to		agent, is a system that allows for book-entry
Distribution	distribute to stockholders be-		ownership and electronic transfer of our
Policy	fore year-end substantially all		Common Shares. Accordingly, when
	ordinary income estimated for		Common Shareholders, who hold their shares
the full year and capital gains realized during			directly, receive new shares resulting from a
the ten-month period ended October 31 of			purchase, transfer or dividend payment, they
that year. Ordinarily, if any additional capital			will receive a statement showing the credit of
gains are realized and available or ordinary in-			the new shares as well as their Plan account
come is earned during the last two months of			and certificated share balances. A brochure
the year, a "spill-over" distribution of these			which describes the features and benefits of
amounts may be paid. Dividends and distribu-			the Investors Choice Plan, including the ability
tions on shares of Preferred Stock are paid			of shareholders to deposit certificates with our
quarterly. Distributions from capital gains and			transfer agent, can be obtained by calling
dividends from ordinary income are allocated			American Stock Transfer & Trust Company at
proportionately among holders of shares of			1-800-413-5499, calling the Company at 1-
Common Stock and Preferred Stock.			800-436-8401 or visiting our website:
www.generalamericaninvestors.com - click on
Dividends from income have been paid			Distribution & Reports, then Report Downloads.
continuously on the Common Stock since
1939 and capital gain distributions in varying			The Company collects nonpub-
amounts have been paid for each of the years		Privacy	lic personal information about
1943-2010 (except for the year 1974). (A table		Policy and	its customers (stockholders)
listing dividends and distributions paid during		Practices	with respect to their
the 20-year period 1991-2010 is shown at the			transactions in shares of the
bottom of page 4.) To the extent that shares			Company’s securities but only for those stock-
can be issued, dividends and distributions are			holders whose shares are registered in their
paid to Common Stockholders in additional			names. This information includes the
shares of Common Stock unless the stockhold-			stockholder’s address, tax identification or
er specifically requests payment in cash.			Social Security number and dividend elections.
We do not have knowledge of, nor do we col-
Proxy Voting	The policies and procedures		lect personal information about, stockholders
Policies,	used by the Company to de-		who hold the Company’s securities at financial
Procedures	termine how to vote proxies		institutions in “street name” registration.
and Record	relating to portfolio securities
	and the Company’s proxy		We do not disclose any nonpublic personal in-
voting record for the 12-month period ended			formation about our current or former
June 30, 2010 are available: (1) without charge,			stockholders to anyone, except as permitted by
upon request, by calling the Company at its			law. We also restrict access to nonpublic per-
toll-free number (1-800-436-8401), (2) on the			sonal information about our stockholders to
Company’s website at www.generalamerican-			those few employees who need to know that
investors.com and (3) on the Securities and			information to perform their responsibilities.
Exchange Commission’s website at			We maintain safeguards that comply with fed-
www.sec.gov.			eral standards to guard our stockholders’
personal information.

Total return on $10,000	The investment return for a Common Stockholder of General American Investors (GAM)
investment for 20 years	over the 20 years ended December 31, 2010 is shown in the table below and in the
ended December 31, 2010	accompanying chart. The return based on GAM’s net asset value (NAV) per Common
Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1991.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assum-
ing reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the rein-
vestment prices indicated above.

Standard & Poor’s 500 Return is the time-weighted total rate of return on this widely-
recognized, unmanaged index which is a measure of general stock market performance, includ-
ing dividend income.
Past performance may not be indicative of future results.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1991	$18,500	85.00%	$16,109	61.09%	$13,040	30.40%
1992	21,234	14.78	16,681	3.55	14,030	7.59
1993	17,854	-15.92	16,389	-1.75	15,450	10.12
1994	16,450	-7.86	15,940	-2.74	15,646	1.27
1995	19,941	21.22	19,699	23.58	21,513	37.50
1996	23,826	19.48	23,632	19.97	26,442	22.91
1997	33,971	42.58	31,206	32.05	35,254	33.33
1998	44,607	31.31	42,172	35.14	45,320	28.55
1999	62,102	39.22	57,523	36.40	54,819	20.96
2000	73,964	19.10	67,670	17.64	49,836	-9.09
2001	77,166	4.33	66,858	-1.20	43,910	-11.89
2002	56,169	-27.21	51,467	-23.02	34,188	-22.14
2003	71,341	27.01	65,570	27.40	43,953	28.56
2004	77,611	8.79	72,369	10.37	48,695	10.79
2005	91,116	17.40	84,093	16.20	51,047	4.83
2006	106,405	16.78	94,386	12.24	59,041	15.66
2007	115,684	8.72	101,946	8.01	62,235	5.41
2008	59,924	-48.20	58,089	-43.02	39,164	-37.07
2009	82,012	36.86	76,724	32.08	49,524	26.45
2010	95,331	16.24	88,470	15.31	56,983	15.06

	DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1991-2010) (UNAUDITED)
This table shows		EARNINGS SOURCE					EARNINGS SOURCE
dividends and distribu-			SHORT-TERM	LONG-TERM	RETURN OF			SHORT-TERM	LONG-TERM	RETURN OF
tions on the Company’s	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
Common Stock for the	1991	$.09	—	$3.07	—	2001	$.37	$.64	$1.37	—
prior 20-year period.	1992	.03	—	2.93	—	2002	.03	—	.33	—
Amounts shown are	1993	.06	—	2.34	—	2003	.02	—	.59	—
based upon the year in	1994	.06	—	1.59	—	2004	.217	—	.957	—
which the income was	1995	.10	$.03	2.77	—	2005	.547	.041	1.398	—
earned, not the year	1996	.20	.05	2.71	—	2006	.334	—	2.666	—
paid. Spill-over	1997	.21	—	2.95	—	2007	.706	.009	5.25	—
payments made after	1998	.47	—	4.40	—	2008	.186	—	.254	—
year-end are attributable	1999	.42	.62	4.05	—	2009	.103	.051	.186	$.01
to income and gain	2000	.48	1.55	6.16	—	2010	.081	.033	.316	—
earned in the prior year.

20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000

CUMULATIVE VALUE OF INVESTMENT

COMPARATIVE ANNUALIZED INVESTMENT RESULTS

YEARS ENDED DECEMBER 31, 2010	STOCKHOLDER RETURN	GAM NET ASSET VALUE	S&P 500 STOCK INDEX
1 year	16.2 %	15.3 %	15.1 %
5 years	0.9	1.0	2.2
10 years	2.6	2.7	1.4
15 years	11.0	10.5	6.7
20 years	11.9	11.5	9.1

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
GAM STOCKHOLDER RETURN
GAM NET ASSET VALUE
S&P 500 STOCK INDEX
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

		SHARES OR PRINCIPAL	SHARES OR
	INCREASES	AMOUNT TRANSACTED	PRINCIPAL AMOUNT HELD
NEW POSITIONS	Aon Corporation	330,490 (b)	330,490
	Apple Inc.	—	60,000 (c)
	Celgene Corporation	100,000	200,000 (c)
	MSCI Inc. Class A	—	300,000 (c)
ADDITIONS	American Express Company	50,000	375,000
	Microsoft Corporation	200,000	770,000
	PepsiCo, Inc.	15,000	315,000
	Republic Services, Inc.	8,100	957,100
	Unilever N.V.	104,917	654,917
	DECREASES
ELIMINATIONS	Hewitt Associates, Inc. Class A	466,100 (d)	—
	Leap Wireless International, Inc.	78,000	—
	Smithfield Foods, Inc. Corporate Bond 7.75% Due 5/15/2013	$9,600,000	—
	VeriFone Holdings, Inc. Corporate Bond 1.375% Due 6/15/2012	$10,000,000	—
REDUCTIONS	Alpha Natural Resources, Inc.	40,000	224,200
	Alexander & Baldwin, Inc.	46,338	189,762
	ASML Holding N.V.	125,000	575,000
	Dell Inc.	275,000	1,015,000
	Everest Re Group, Ltd.	5,000	245,000
	Halliburton Company	20,000	780,000
	MetLife, Inc.	5,000	275,000
	Nelnet, Inc.	13,500	590,000
	PartnerRe Ltd.	5,000	260,000
	Teradata Corporation	90,000	360,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks -Miscellaneous - Other.
(b)	Shares received in a merger with Hewitt Associates, Inc. Class A.
(c)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(d)	Position eliminated as a result of a merger with Aon Corporation.

		DECEMBER 31, 2010
	INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON
The diversification of the	Finance and Insurance			NET ASSETS*
Company’s net assets applic-	Banking	$29,925	$40,183	4.3%
able to its Common Stock by	Insurance	56,173	114,131	12.0
industry group as of	Other	39,168	84,411	8.9
December 31, 2010 is shown		125,266	238,725	25.2
in the table.	Retail Trade	70,763	156,568	16.5
	Oil and Natural Gas
	(Including Services)	66,686	126,428	13.3
	Consumer Products and Services	68,654	93,439	9.8
	Computer Software and Systems	84,087	91,651	9.6
	Health Care/Pharmaceuticals	71,961	70,312	7.4
	Communications and
	Information Services	47,448	65,752	6.9
	Environmental Control
	(Including Services)	39,191	51,807	5.4
	Miscellaneous**	47,148	47,668	5.0
	Machinery and Equipment	24,526	40,050	4.2
	Technology	34,369	35,155	3.7
	Aerospace/Defense	22,957	25,584	2.7
	Semiconductors	13,464	22,045	2.3
	Building and Real Estate	23,385	20,851	2.2
	Metals	16,055	20,032	2.1
	Transportation	8,650	7,596	0.8
		764,610	1,113,663	117.1
	Short-Term Securities	31,498	31,498	3.3
	Total Investments	$796,108	1,145,161	120.4
	Other Assets and Liabilities - Net		(4,103)	(0.4)
	Preferred Stock		(190,117)	(20.0)
	Net Assets Applicable to
	Common Stock		$950,941	100.0%

*	Net assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed and not restricted.

				% COMMON
		SHARES	VALUE	NET ASSETS*
The statement of	THE TJX COMPANIES, INC.	1,632,400	$72,462,236	7.6%
investments as of	Through its T.J. Maxx and Marshalls divisions, TJX is the leading
December 31, 2010,	off-price retailer. The continued growth of these divisions in the
shown on pages 8 and 9	U.S. and Europe, along with expansion of related U.S. and foreign
includes 57 security	off-price formats, provide ongoing growth opportunities.
issues. Listed here are	WEATHERFORD INTERNATIONAL LTD.	2,150,000	49,020,000	5.2
the ten largest holdings	Weatherford supplies a broad range of oil field services and
on that date.	equipment on a worldwide basis. Its focus on helping customers to
	increase production from existing fields and to enhance recovery
	from new wells should lead to earnings growth.
	COSTCO WHOLESALE CORPORATION	575,000	41,520,750	4.4
	Costco is the world’s largest wholesale club with a record of steady
	growth in sales and profits as it continues to gain share of the consumer
	dollar.
	APACHE CORPORATION	296,478	35,349,072	3.7
	Apache is a large independent oil and gas company with a long
	history of growing production and creating value for shareholders.
	The company’s operations are primarily focused in North America,
	Egypt, Australia, and the North Sea.
	QUALCOMM INCORPORATED	700,000	34,643,000	3.6
	QUALCOMM is a leading developer of intellectual property and
	semiconductors for the mobile communications industry. The
	company stands to benefit greatly from the global adoption of
	mobile data applications.
	HALLIBURTON COMPANY	780,000	31,847,400	3.4
	Halliburton offers a broad suite of services and products to customers
	worldwide for the exploration, development and production of oil
	and gas. The company has the scale, product depth and technology
	to provide value-added customer service and produce an attractive
	long-term return on investment capital and strong shareholder
	appreciation.
	WAL-MART STORES, INC.	550,000	29,661,500	3.1
	Wal-Mart is the world’s largest retailer offering value to consumers
	in the U.S. and fifteen foreign countries.
	REPUBLIC SERVICES, INC.	957,100	28,579,006	3.0
	Republic Services is a leading provider of non-hazardous, solid
	waste collection and disposal services in the U.S. The efficient
	operation of its routes and facilities combined with appropriate
	pricing enable Republic Services to generate significant free cash
	flow.
	ARCH CAPITAL GROUP LTD.	315,000	27,735,750	2.9
	Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums
	of approximately $3.5 billion and has a high quality, well-reserved
	A-rated balance sheet. This company has a strong management team
	that exercises prudent underwriting discipline and efficient expense
	control, resulting in above-average earnings and book value growth.
	ABB LTD. ADR	1,200,000	26,940,000	2.8
	ABB provides power and automation technologies to customers
	around the world. ABB should benefit from the building of electrical
	systems in developing countries and the replacement of outdated
	infrastructure in developed countries.
			$377,758,714	39.7%
	*Net assets applicable to the Company’s Common Stock.

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)
AEROSPACE/DEFENSE	325,000	United Technologies Corporation	(COST $22,957,205)	$25,584,000
(2.7%)
BUILDING AND	1,946,880	CEMEX, S.A.B. de C.V. ADR (a)*	(COST $23,385,068)	20,851,085
REAL ESTATE (2.2%)
COMMUNICATIONS AND	960,000	Cisco Systems, Inc. (a)		19,420,800
INFORMATION SERVICES	300,000	MSCI Inc. Class A (a)		11,688,000
(6.9%)	700,000	QUALCOMM Incorporated		34,643,000
			(COST $47,448,300)	65,751,800

COMPUTER SOFTWARE	60,000	Apple Inc. (a)		19,353,600
AND SYSTEMS (9.6%)	1,015,000	Dell Inc. (a)		13,753,250
	770,000	Microsoft Corporation		21,490,700
	168,100	NetEase.com, Inc. (a)		6,076,815
	55,000	Nintendo Co., Ltd.		16,158,920
	360,000	Teradata Corporation (a)		14,817,600
			(COST $84,086,757)	91,650,885

CONSUMER PRODUCTS	350,000	Diageo plc ADR*		26,015,500
AND SERVICES (9.8%)	450,000	Nestle S.A.		26,384,130
	315,000	PepsiCo, Inc.		20,578,950
	654,917	Unilever N.V.		20,460,026
			(COST $68,654,249)	93,438,606

ENVIRONMENTAL CONTROL	957,100	Republic Services, Inc.		28,579,006
(INCLUDING SERVICES) (5.4%)	630,000	Waste Management, Inc.		23,228,100
			(COST $39,190,474)	51,807,106

FINANCE AND INSURANCE	BANKING (4.0%)
(24.9%)	500,000	Bond Street Holdings LLC (a) (b)		10,050,000
	425,000	JPMorgan Chase & Co.		18,028,500
	110,000	M&T Bank Corporation		9,575,500
			(COST $27,690,799)	37,654,000
	INSURANCE (12.0%)
	315,000	Arch Capital Group Ltd. (a)		27,735,750
	245,000	Everest Re Group, Ltd.		20,780,900
	700,000	Fidelity National Financial, Inc.		9,576,000
	37,500	Forethought Financial Group, Inc. Class A with Warrants (a) (c)		7,500,000
	275,000	MetLife, Inc.		12,221,000
	260,000	PartnerRe Ltd.		20,891,000
	83,000	Transatlantic Holdings, Inc.		4,284,460
	200,000	The Travelers Companies, Inc.		11,142,000
			(COST $56,173,146)	114,131,110
	OTHER (8.9%)
	375,000	American Express Company		16,095,000
	330,490	Aon Corporation		15,205,845
	110	Berkshire Hathaway Inc. Class A (a)		13,249,500
	1,666,667	Epoch Holding Corporation		25,883,338
	590,000	Nelnet, Inc.		13,977,100
			(COST $39,167,898)	84,410,783
			(COST $123,031,843)	236,195,893

HEALTH CARE /	200,000	Celgene Corporation (a)		11,828,000
PHARMACEUTICALS	382,100	Cephalon, Inc. (a)		23,583,212
(7.4%)	529,900	Cytokinetics, Incorporated (a)		1,107,491
	564,500	Gilead Sciences, Inc. (a)		20,457,480
	755,808	Pfizer Inc.		13,234,198
	195,344	Poniard Pharmaceuticals, Inc. (a)		101,579
			(COST $71,961,454)	70,311,960

MACHINERY AND	1,200,000	ABB Ltd. ADR*		26,940,000
EQUIPMENT (4.2%)	1,000,000	The Manitowoc Company, Inc.		13,110,000
			(COST $24,525,812)	40,050,000

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
METALS (2.1%)	224,200	Alpha Natural Resources, Inc. (a)		$13,458,726
	150,000	Nucor Corporation		6,573,000
			(COST $16,054,563)	20,031,726

MISCELLANEOUS (5.0%)		Other (d)	(COST $47,147,991)	47,667,807

OIL AND NATURAL GAS	296,478	Apache Corporation		35,349,072
(INCLUDING SERVICES)	130,062	Devon Energy Corporation		10,211,168
(13.3%)
	780,000	Halliburton Company		31,847,400
	2,150,000	Weatherford International Ltd. (a)		49,020,000
			(COST $66,685,797)	126,427,640

RETAIL TRADE (16.5%)	575,000	Costco Wholesale Corporation		41,520,750
	400,000	J.C. Penney Company, Inc.		12,924,000
	1,632,400	The TJX Companies, Inc.		72,462,236
	550,000	Wal-Mart Stores, Inc.		29,661,500
			(COST $70,763,323)	156,568,486

SEMICONDUCTORS (2.3%)	575,000	ASML Holding N.V.	(COST $13,463,950)	22,045,500

TECHNOLOGY (3.7%)	750,000	International Game Technology		13,267,500
	1,900,000	Xerox Corporation		21,888,000
			(COST $34,368,474)	35,155,500

TRANSPORTATION (0.8%)	189,762	Alexander & Baldwin, Inc.	(COST $8,650,439)	7,596,173

	TOTAL COMMON STOCKS (116.8%)		(COST $762,375,699)	1,111,134,167

	WARRANTS	WARRANT
BANKING (0.3%)	175,000	JPMorgan Chase & Co. Expires 10/28/2018 (a) (COST $2,234,227)		2,528,750
		SHORT-TERM SECURITIES AND OTHER ASSETS
	SHARES
	31,497,764	SSgA Prime Money Market Fund (3.3%)	(COST $31,497,764)	31,497,764
TOTAL INVESTMENTS (e) (120.4%)			(COST $796,107,690)	1,145,160,681
Liabilities in excess of receivables and other assets (-0.4%)				(4,102,570)
				1,141,058,111
PREFERRED STOCK (-20.0%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$950,940,936

*	ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost is $20.00 and fair value is $20.10 per share, note 2. Fair value is based upon bid and transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c)	Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $7,500,000, unit cost and fair value is $200.00 per share,note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(d)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e)	At December 31, 2010: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $374,670,047, (3) aggregate gross unrealized depreciation was $25,617,056, and (4) net unrealized appreciation was $349,052,991.

ASSETS	DECEMBER 31, 2010
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $762,375,699)	$1,111,134,167
Warrant (cost $2,234,227)	2,528,750
Money market fund (cost $31,497,764)	31,497,764
Total investments (cost $796,107,690)	1,145,160,681

RECEIVABLES AND OTHER ASSETS
Cash	23,503
Dividends, interest and other receivables	868,194
Qualified pension plan asset, net excess funded (note 7)	3,890,348
Prepaid expenses and other assets	2,513,773
TOTAL ASSETS	1,152,456,499

LIABILITIES
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	3,757,450
Accrued supplemental thrift plan liability (note 7)	3,011,296
Accrued expenses and other liabilities	4,409,687
TOTAL LIABILITIES	11,398,388

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 30,423,294 (note 5)	$950,940,936
NET ASSET VALUE PER COMMON SHARE	$31.26

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,423,294 shares at par value (note 5)	$30,423,294
Additional paid-in capital (note 5)	572,919,395
Undistributed realized loss on securities sold	(135,312)
Undistributed net investment income (note 5)	3,721,504
Accumulated other comprehensive income (loss) (note 7)	(4,820,981)
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments and options	349,052,991
NET ASSETS APPLICABLE TO COMMON STOCK	$950,940,936

(see notes to financial statements)

YEAR ENDED
INCOME	DECEMBER 31, 2010
Dividends (net of foreign withholding taxes of $589,410)	$16,134,911
Interest	2,682,021
TOTAL INCOME	18,816,932

EXPENSES
Investment research	7,414,909
Administration and operations	3,012,116
Office space and general	1,660,435
Auditing and legal fees	303,500
Directors’ fees and expenses	271,311
Miscellaneous taxes	236,450
Transfer agent, custodian and registrar fees and expenses	148,314
Stockholders’ meeting and reports	143,167
TOTAL EXPENSES	13,190,202
NET INVESTMENT INCOME	5,626,730

Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions (long-term, except for $1,712,872)	19,475,376
Written option transactions (notes 1b and 4)	160,731
19,636,107
Net increase in unrealized appreciation	109,245,534
NET INVESTMENT INCOME AND GAIN ON INVESTMENTS	134,508,371
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,196,399

(see notes to financial statements)

	YEAR ENDED DECEMBER 31,
OPERATIONS	2010	2009
Net investment income	$5,626,730	$3,400,143
Net realized gain on investments	19,636,107	15,219,812
Net increase in unrealized appreciation	109,245,534	204,253,481
	134,508,371	222,873,436
Distributions to Preferred Stockholders:
From net investment income	(2,112,684)	(3,389,107)
From short-term capital gains	(878,926)	(1,654,369)
From long-term capital gains	(8,320,362)	(6,107,907)
Return of capital	—	(333,668)
Unallocated distributions	—	11,047
Decrease in net assets from Preferred distributions	(11,311,972)	(11,474,004)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	123,196,399	211,399,432
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	44,177	1,911,451

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(2,427,967)	(3,248,669)
From short-term capital gains	(1,010,091)	(1,585,814)
From long-term capital gains	(9,562,040)	(5,854,806)
Return of capital	—	(319,841)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(13,000,098)	(11,009,130)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends
and distributions	7,219,220	6,430,088
Cost of Common Shares purchased	(30,842,134)	(19,553,159)
Benefit to Common Shareholders resulting from
Preferred Shares purchased	—	546,889
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(23,622,914)	(12,576,182)
NET INCREASE IN NET ASSETS	86,617,564	189,725,571

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	864,323,372	674,597,801
END OF YEAR (including undistributed net investment
income of $3,721,504 and $2,522,662, respectively)	$950,940,936	$864,323,372

(see notes to financial statements)

The table shows per
share operating perfor-		2010	2009	2008	2007	2006
mance data, total	PER SHARE OPERATING PERFORMANCE
investment return, ratios	Net asset value, beginning of year	$27.50	$21.09	$38.10	$40.54	$39.00
and supplemental data	Net investment income	.19	.11	.42	.31	.34
for each year in the five-	Net gain (loss) on securities - realized
year period ended	and unrealized	4.37	6.94	(16.15)	3.39	4.72
December 31, 2010.	Other comprehensive income	—	.07	(.25)	.02	.03
This information has		4.56	7.12	(15.98)	3.72	5.09
been derived from	Distributions on Preferred Stock:
information contained	Dividends from net investment income	(.07)	(.11)	(.11)	(.02)	(.04)
in the financial	Distributions from net short-term
statements and market	capital gains	(.03)	(.05)	—	(.03)	(.01)
price data for the	Distributions from net long-term
Company’s shares.	capital gains	(.27)	(.19)	(.27)	(.36)	(.36)
	Distributions from return of capital	—	(.01)	—	—	—
		(.37)	(.36)	(.38)	(.41)	(.41)
	Total from investment operations	4.19	6.76	(16.36)	3.31	4.68
	Distributions on Common Stock:
	Dividends from net investment income	(.08)	(.10)	(.19)	(.33)	(.29)
	Distributions from net short-term
	capital gains	(.03)	(.05)	—	(.38)	(.04)
	Distributions from net long-term
	capital gains	(.32)	(.19)	(.46)	(5.04)	(2.81)
	Distributions from return of capital	—	(.01)	—	—	—
		(.43)	(.35)	(.65)	(5.75)	(3.14)
	Net asset value, end of year	$31.26	$27.50	$21.09	$38.10	$40.54
	Per share market value, end of year	$26.82	$23.46	$17.40	$34.70	$37.12

	TOTAL INVESTMENT RETURN - Stockholder
	Return, based on market price per share	16.24%	36.86%	(48.20%)	8.72%	16.78%

	RATIOS AND SUPPLEMENTAL DATA
	Net assets applicable to Common Stock,
	end of year (000’s omitted)	$950,941	$864,323	$674,598	$1,202,923	$1,199,453
	Ratio of expenses to average net assets
	applicable to Common Stock	1.54%	1.93%	0.87%	1.11%	1.06%
	Ratio of net income to average net assets
	applicable to Common Stock	0.66%	0.46%	1.31%	0.78%	0.86%
	Portfolio turnover rate	18.09%	24.95%	25.52%	31.91%	19.10%

	PREFERRED STOCK
	Liquidation value, end of year
	(000’s omitted)	$190,117	$190,117	$199,617	$200,000	$200,000
	Asset coverage	600%	555%	438%	701%	700%
	Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
	Market value per share	$24.95	$24.53	$21.90	$21.99	$24.44

1. SIGNIFICANT ACCOUNTING POLICIES
General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment
Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its offi-
cers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United
States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securi-
ties may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.
b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchas-
ing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the
Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the
Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the under-
lying security in determining whether the Company has realized a gain or loss on investments in the Statement of
Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the
Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The
Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date.
Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the ac-
crual basis. Cost of short-term investments represents amortized cost.
d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities de-
nominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus
U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in for-
eign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized be-
tween the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign de-
nominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.
e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred sharehold-
ers. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.
f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to reg-
ulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for
Federal income taxes is required. As of and during the year ended December 31, 2010, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)
g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.
h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.
2. FAIR VALUE MEASUREMENTS
Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,093,584,167	—	$17,550,000	$1,111,134,167
Warrant	2,528,750	—	—	2,528,750
Money market fund	31,497,764	—	—	31,497,764
Total	$1,127,610,681	—	$17,550,000	$1,145,160,681

The aggregate value of Level 3 portfolio investments changed during the twelve months ended December 31, 2010 as follows:

Change in portfolio valuations using significant unobservable inputs (Level 3)	Level 3
Fair value at December 31, 2009	$16,850,000
Net change in unrealized appreciation on investments	700,000
Fair value at December 31, 2010	$17,550,000

The amount of net unrealized gain included in the results of operations attributable to Level 3 assets held at December 31, 2010 and reported within the caption
Net change in unrealized appreciation/depreciation in the Statement of Operations:	$700,000

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities and options) during 2010 amounted to $180,720,253 and $200,591,115, on long transactions, respectively.

4. WRITTEN OPTIONS
Transactions in written covered call and collateralized put options during the year ended December 31, 2010 were as follows:
	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	—	—	250	$46,223
Options written	1,955	$343,502	—	—
Options expired	(1,955)	(343,502)	(250)	(46,223)
Options outstanding, December 31, 2010	0	$0	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and
10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 30,423,294 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2010.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On
December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open mar-
ket at prices below $25.00 per share.
The Company is required to allocate distributions from long-term capital gains and other types of income proportion-
ately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of
Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capi-
tal gains or will represent a return of capital.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the
Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to main-
tain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of
$25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred
Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassi-
fication as a closed-end investment company or changes in its fundamental investment policies.
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during 2010 and 2009 were as follows:

	SHARES		AMOUNT
	2010	2009	2010	2009
Shares issued in payment of dividends and
distributions (includes 277,555 and
281,281 shares issued from treasury,
respectively)	277,555	281,281	$277,555	$281,281
Increase in paid-in capital			6,941,665	6,148,807
Total increase			7,219,220	6,430,088
Shares purchased (at an average
discount from net asset value of
14.6% and 13.6%, respectively)	1,279,476	836,938	(1,279,476)	(836,938)
Decrease in paid-in capital			(29,562,658)	(18,716,221)
Total decrease			(30,842,134)	(19,553,159)
Net decrease			($23,622,914)	($13,123,071)

At December 31, 2010, the Company held in its treasury 1,557,578 shares of Common Stock with an aggregate cost in the amount of $37,302,822.
Distributions for tax and book purposes are substantially the same. As of December 31, 2010, distributable earnings on a tax basis included $349,052,991 from unrealized appreciation. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses incurred during the year ended December 31, 2010. As a result, undistributed net investment income was increased by $112,763 and additional paid-in capital was decreased by $112,763. Net assets were not affected by this reclassification.
6. OFFICERS’ COMPENSATION -The aggregate compensation accrued and paid by the Company during the year ended December
31, 2010 to its officers (identified on page 20) amounted to $6,793,000.
7. BENEFIT PLANS
The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees.
The aggregate cost of such plans for 2010 was $743,113. The qualified thrift plan acquired 35,449 shares of the Company’s Common Stock during the year ended December 31, 2010 and held 552,135 shares of the Company’s Common Stock at December 31, 2010. The
Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of
Social Security covered compensation.
The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other compre-
hensive income.

7. BENEFIT PLANS - (Continued from previous page.)
OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2010 (MEASUREMENT DATE)
	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$10,333,572	$3,347,928	$13,681,500
Service cost	301,470	97,773	399,243
Interest cost	598,073	193,844	791,917
Benefits paid	(572,732)	(174,387)	(747,119)
Actuarial (gains)/losses	983,014	292,292	1,275,306
Projected benefit obligation at end of year	11,643,397	3,757,450	15,400,847
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	13,900,164	—	13,900,164
Actual return on plan assets	2,206,313	—	2,206,313
Employer contributions	—	174,387	174,387
Benefits paid	(572,732)	(174,387)	(747,119)
Fair value of plan assets at end of year	15,533,745	—	15,533,745
FUNDED STATUS AT END OF YEAR	$3,890,348	($3,757,450)	$132,898
Accumulated benefit obligation at end of year	$10,659,798	$3,432,054	$14,091,852

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset	$3,566,593	$323,755	$3,890,348
LIABILITIES
Current benefit liability	—	(219,784)	(219,784)
Noncurrent benefit liability	—	(3,537,666)	(3,537,666)

ACCUMULATED OTHER COMPREHENSIVE INCOME	4,865,158	(44,177)	4,820,981

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$4,577,154	$1,833	$4,578,987
Prior service cost	288,004	(46,010)	241,994
	$4,865,158	($44,177)	$4,820,981
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31, 2010 AND FOR DETERMINING
NET PERIODIC BENEFIT COST FOR THE YEAR ENDED DECEMBER 31, 2010:
Discount rate	5.75%	5.75%
Expected return on plan assets	7.50%	N/A
Salary scale assumption	4.25%	4.25%

COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$301,470	$97,773	$399,243
Interest cost	598,073	193,844	791,917
Expected return on plan assets	(1,135,259)	—	(1,135,259)
Amortization of:
Prior service cost	45,837	173	46,010
Recognized net actuarial loss	202,420	—	202,420
Net periodic benefit cost	$12,541	$291,790	$304,331

PLAN ASSETS
The Company’s qualified pension plan asset allocation by asset class at December 31, 2010, is as follows:
ASSET CATEGORY	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities	$11,533,256	$2,514,276	—	$14,047,532
Debt securities	1,020,688	—	—	1.020,688
Money Market Fund	625,556	—	—	625,556
Total	$13,179,500	$2,514,276	—	$15,693,776

EXPECTED CASH FLOWS	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
Expected Company contributions for 2011	—	$219,784	$219,784
Expected benefit payments:
2011	$603,905	$219,784	$823,689
2012	629,360	237,497	866,857
2013	680,337	254,341	934,678
2014	740,358	259,674	1,000,032
2015	770,357	260,759	1,031,116
2016-2020	3,949,747	1,283,550	5,233,297

8. OPERATING LEASE COMMITMENT
In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains claus-
es whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The
Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $1,101,500 for the year ended December 31, 2010. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2011 through 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.
9. LITIGATION
The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages of an amount that is immaterial to the Company are being nego-
tiated at this time. No liabilities or expenses have been incurred by the Company to date.

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-

ing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

NAME (AGE)	PRINCIPAL OCCUPATION	NAME (AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS
Spencer Davidson (68)	Chairman of the Board since 2007	Michael W. Robinson (38)	Vice-President of the
1994	President and Chief	2006	Company since 2010
	Executive Officer of the		securities anlayst (general
	Company since 1995		industries)
Andrew V. Vindigni (51)	Senior Vice-President of the	Diane G. Radosti (58)	Treasurer of the
1988	Company since 2006	1980	Company since 1990
	Vice-President 1995-2006		Principal Accounting
	securities analyst (financial		Officer since 2003
services and consumer
	non-durables industries)	Carole Anne Clementi (64)	Secretary of the
		1982	Company since 1994
Eugene S. Stark (52)	Vice-President, Administration		shareholder relations
2005	of the Company and		and office management
Principal Financial Officer
	since 2005, Chief Compliance	Craig A. Grassi (42)	Assistant Vice-President of
	Officer since 2006	1991	the Company since 2005
information technology
Jesse Stuart (44)	Vice-President of the
2003	Company since 2006	Maureen E. LoBello (60)	Assistant Secretary of the
	securities analyst (general	1992	the Company since 2005
	industries)		benefits administration
Sally A. Lynch, Ph.D. (51)	Vice-President of the
1997	Company since 2006
securities analyst
(biotechnology industry)

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company’s office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover of this report.

SERVICE ORGANIZATIONS
COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company, LLC
59 Maiden Lane
INDEPENDENT AUDITORS	New York, NY 10038
Ernst & Young LLP	1-800-413-5499
www.amstock.com
CUSTODIAN
State Street Bank and Trust
Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective pur-
chases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the
Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the
Company’s proxy voting record for the twelve-month period ended June 30, 2010 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at
www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov.
Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the opera-
tion of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may be obtained by calling us at 1-800-436-8401.
On April 30, 2010, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the
NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and relat-
ed SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
General American Investors

NAME (AGE)	PRINCIPAL OCCUPATION
DIRECTOR SINCE	DURING PAST 5 YEARS	OTHER DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENT DIRECTORS
Arthur G. Altschul, Jr. (46)	Co-Founder and Chairman	Delta Opportunity Fund, Ltd., Director
1995	Kolltan Pharmaceuticals, Inc.	Diversified Natural Products, Inc., Director (term ended 8/31/2010)
Medicis Pharmaceutical Corporation, Director
	Managing Member	Medrium, Inc., Chairman, Board of Directors
	Diaz & Altschul Capital	National Public Radio Foundation, Trustee
	Management, LLC	Neurosciences Research Foundation, Trustee
	(private investment company)	The Overbrook Foundation, Director

Rodney B. Berens (65)	Founding Partner	Alfred P. Sloan Foundation, Member of Investment Committee
2007	Berens Capital Management, LLC	Peterson Institute for International Economics, Member of Investment
Committee
Pierpont Morgan Library, Trustee and Head of Investment Sub-Committee
The Woods Hole Oceanographic Institute, Trustee and Member of
Investment Committee

Lewis B. Cullman (92)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Municipal Arts Society, Trustee
Museum of Modern Art, Vice Chairman, International Council and
Honorary Trustee
Neurosciences Research Foundation, Vice Chairman, Board of Trustees
The New York Botanical Garden, Senior Vice Chairman, Board of Managers
The New York Public Library, Trustee

Gerald M. Edelman (81)	Member, Professor and Chairman of the	Neurosciences Institute of the Neurosciences Research Foundation
1976	Department of Neurobiology	Director and President
	The Scripps Research Institute	NGN Capital, Chairman, Advisory Board
Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (65)	Senior Counsel (Partner prior thereto)
1986	Morgan, Lewis & Bockius LLP
(law firm)

Betsy F. Gotbaum (72)	New York City’s Public Advocate	Alzheimer’s Association, Trustee
2010	(January 2002-December 2009)	Community Service Society, Trustee
Coro Leadership, Trustee
Learning Leaders, Trustee
Medrium, Inc., Consultant
Visiting Nurse Association of New York, Trustee

Sidney R. Knafel (80)	Lead Independent Director	IGENE Biotechnology, Inc., Director
1994	Managing Partner	Insight Communications Company, Inc., Chairman, Board of Directors
	SRK Management Company	VirtualScopics, Inc., Director
	(private investment company)	Vocollect, Inc., Director

Daniel M. Neidich (61)	Chief Executive Officer	Capmark, Director
2007	Dune Real Estate Partners	Child Mind Institute, Director
NY Child Study Center, Director (term expired 2009)
	Founding Partner and Co-Chief	Prep for Prep, Director
	Executive Officer	Real Estate Roundtable, Chairman, Board of Directors
	Dune Capital Management LP	Urban Land Institute, Trustee
(March 2005-December 2009)

D. Ellen Shuman (55)	Vice President and	Academy of Arts and Letters, Investment Advisor
2004	Chief Investment Officer	Bowdoin College, Trustee
	Carnegie Corporation of New York	Community Foundation of Greater New Haven, Investment Advisor
Edna McConnell Clark Foundation, Trustee
The Investment Fund for Foundations, Trustee (term expired 9/30/2008)

Raymond S. Troubh (84)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989		Gentiva Health Services, Inc., Director
Petrie Stores Liquidating Trust, Trustee (term expired 2006)
Portland General Electric Company, Director (term expired 2006)
Sun Times Media Group, Director (term expired 2007)
Triarc Companies, Inc. Director (merged with Wendy’s International, Inc. 2008)
Wendy’s International, Inc., Director
INTERESTED DIRECTOR
Spencer Davidson (68)	Chairman of the Board	Medicis Pharmaceutical Corporation, Director
1995	President and Chief Executive Officer	Neurosciences Research Foundation, Trustee
General American Investors
Company, Inc.

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second Wednesday in April. The address for each Director is the Company’s office.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at
http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the
"Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2010 and 2009 were $103,780 and $101,250, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2010 and
2009 were $32,800 and $32,000, respectively. Such services and related fees for
2010 and 2009 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($8,300 and $8,100, respectively), review of quarterly employee security transactions and issuance of report thereon ($19,320 and $18,850, respectively) and other audit-related services
($5,180 and $5,050, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2010 and 2009 were $17,320 and $16,900, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young
LLP for 2010 or 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the
registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2010 and 2009 were $50,120 and $48,900, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: D. Ellen
Shuman, chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, and
John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.

As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of December 31, 2010 and the date of this filing, Mr. Spencer Davidson,
Chairman, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500
Index. Performance is evaluated in December by the Compensation Committee of the
Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. (a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2010	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31				1,121,186
08/01-08/31				1,121,186
09/01-09/30				1,121,186
10/01-10/31				1,121,186
11/01-11/30	87,047	25.2585	87,047	1,034,139
12/01-12/31				1,034,139
Total for year	87,047		87,047

Note-	On July 21, 2010, the Board of Directors and the registrant announced the repurchase of an additional 1,000,000 of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least
8%. This represents a continuation of the repurchase program which began in March 1995.
As of the beginning of the period, July 1, 2010, there were 121,186 shares available for repurchase under such authorization. As of the end of the period, December 31, 2010, there were 1,034,139 shares available for repurchase under this program.

               (b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2010	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31				604,687
08/01-08/31				604,687
09/01-09/30				604,687
10/01-10/31				604,687
11/01-11/30				604,687
12/01-12/31				604,687
Total for year

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2010, there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
December 31, 2010, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2010.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2010, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2010, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company

Act of 1940 are attached hereto as Exhibit 99.906 CERT.